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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 2003
                                                            -----------




                               DT INDUSTRIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                         0-23400              44-0537828
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(STATE OR OTHER JURISDICTION             (COMMISSION          (IRS EMPLOYER
     OF INCORPORATION)                   FILE NUMBER)        IDENTIFICATION NO.)



    907 W. FIFTH STREET, DAYTON, OH                                 45407
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
                                                           --------------

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.  The following exhibits are filed herewith.

                  Ex. 99.1   Press Release dated May 7, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         The information required by "Item 12. Results of Operation and Financial Condition" is being provided under this "Item 9. Regulation FD Disclosure" in accordance with SEC Release 33-8216.

         The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall be deemed filed by DT Industries, Inc. (the "Company") for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is incorporated by reference into the Company's Registration Statement on Form S-3, as amended (File No. 333-91500).

         On May 7, 2003, the Company issued a press release announcing its earnings for the quarter ended March 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 7, 2003

                                         DT INDUSTRIES, INC.


                                         By:   /s/ Dennis S. Dockins
                                               ---------------------------------
                                               Dennis S. Dockins
                                               General Counsel and Secretary